UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 29, 2024
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

Certain of Amalgamated Financial Corp.'s (the "Company") office and clerical employees are covered by a Collective Bargaining Agreement between the Company and the Office & Professional Employees International Union ("OPEIU"), Local 153, AFL-CIO. The agreement generally governs, among other things, the subject employees’ compensation, vacation, severance, and working conditions and contains a “no-strike” clause, whereby, during the term of the agreement, the union will not strike, and the Company will not initiate a lockout. On November 29, 2024, the Company and the OPEIU entered into a new Collective Bargaining Agreement, included as Exhibit 99.1 to this Current Report on Form 8-K, which (i) extended the term of the collective bargaining agreement to June 30, 2026, (ii) provided for a 3.5% wage increase per annum for the term of the agreement, and (iii) made certain modifications to reflect improved terms, inclusive of a healthcare reimbursement account (HRA).

The information in this Item 1.01, including Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing with the Securities and Exchange Commission, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

Exhibit Index

Exhibit No.	Description
99.1	Collective Bargaining Agreement, dated November 29, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	President and Chief Executive Officer

Date: November 29, 2024

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